CERTIFICATION PURSUANT TO

18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Horizon Minerals Corp. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a) The Annual Report on Form 10-K/A for the year ended December 31, 2014, (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b) Information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2015

/s/ Robert Fedun

Robert Fedun

President

(Chief Executive Officer, Chief Financial Officer and Principle Accounting Officer)